EXHIBIT 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this           22nd          day of       February                    2011.

/s/ Gary W. Rollins
Gary W. Rollins, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this        22nd        day of      February                2011.

/s/ Henry B. Tippie
Henry B. Tippie, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this            22nd       day of      February                    , 2011.

/s/ James A. Lane, Jr.
James A. Lane, Jr., Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this          22nd         day of        February                 2011.

/s/ James B. Williams
James B. Williams, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this      22nd              day of      February                2011.

/s/ Linda H. Graham
Linda H. Graham, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this         22nd         day of    February              2011.

/s/ Larry L. Prince
Larry L. Prince, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this            22nd              day of     February               2011.

/s/ R. Randall Rollins
R. Randall Rollins, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this         22nd         day of    February              2011.

/s/ Wilton Looney
Wilton Looney, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this         22nd         day of            February               2011.

/s/ Bill J. Dismuke
Bill J. Dismuke, Director